EXHIBIT 99.2

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; Ports; conforming; INVESTOR; 30yr; no 20yr;
                    CURRRATE gt 6.375; '; settles in July; '
================================================================================

--------------------------------------------------------------------------------
Pool Summary                          COUNT                    UPB         %
--------------------------------------------------------------------------------
Conforming                             308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $25,715,657.23
Data as of Date: 2004-07-01
GROSS WAC: 6.6879%
NET WAC: 6.427%
% SF/PUD: 74.46%
% FULL/ALT: 87.79%
% CASHOUT: 26.29%
% PURCHASE: 0.00%
% INVESTOR: 100.00%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 80.28%
% FICO > 679: 68.72%
% NO FICO: 1.39%
WA FICO: 700
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 6.60%
Latest Maturity Date: 20340701
Loans with Prepay Penalties:    0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                         COUNT                    UPB             %
--------------------------------------------------------------------------------
30 YR FXD                              308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                     COUNT                    UPB             %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                      63          $2,395,231.00         8.29%
$50,000.01 - $100,000.00               116           8,331,206.00        28.83
$100,000.01 - $150,000.00               93          11,508,670.00        39.83
$150,000.01 - $200,000.00               26           4,432,373.00        15.34
$200,000.01 - $250,000.00               10           2,226,300.00         7.71
--------------------------------------------------------------------------------
Total:                                 308         $28,893,780.00       100.00%
--------------------------------------------------------------------------------
Minimum: $17,200.00
Maximum: $250,000.00
Average: $93,810.97
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                       COUNT                    UPB             %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                      75          $3,062,954.00        10.60%
$50,000.01 - $100,000.00               135          11,153,913.00        38.62
$100,000.01 - $150,000.00               74          10,022,125.00        34.70
$150,000.01 - $200,000.00               20           3,740,940.00        12.95
$200,000.01 - $250,000.00                4             904,060.00         3.13
--------------------------------------------------------------------------------
Total:                                 308         $28,883,992.00       100.00%
--------------------------------------------------------------------------------
Minimum: $17,200.00
Maximum: $249,546.77
Average: $93,779.20
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                           COUNT                    UPB             %
--------------------------------------------------------------------------------
6.251% - 6.500%                        127         $11,681,081.00        45.42%
6.501% - 6.750%                        103           8,032,629.00        31.24
6.751% - 7.000%                         50           4,023,239.00        15.65
7.001% - 7.250%                         20           1,302,440.00         5.06
7.251% - 7.500%                          5             384,851.00         1.50
7.501% - 7.750%                          3             291,418.00         1.13
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
Minimum: 6.420%
Maximum: 7.750%
Weighted Average: 6.688%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                             COUNT                    UPB             %
--------------------------------------------------------------------------------
6.001% - 6.250%                        127         $11,681,081.00        45.42%
6.251% - 6.500%                        103           8,032,629.00        31.24
6.501% - 6.750%                         55           4,412,583.00        17.16
6.751% - 7.000%                         15             913,095.00         3.55
7.001% - 7.250%                          6             510,476.00         1.99
7.251% - 7.500%                          2             165,793.00         0.64
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
Minimum: 6.095%
Maximum: 7.500%
Weighted Average: 6.427%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity            COUNT                    UPB             %
--------------------------------------------------------------------------------
241 - 300                                1             $49,888.00         0.19%
301 - 359                                2             247,856.00         0.96
360 - 360                              305          25,417,914.00        98.84
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity    COUNT                    UPB             %
--------------------------------------------------------------------------------
241 - 300                                1             $49,888.00         0.19%
301 - 359                              112           9,523,353.00        37.03
360 - 360                              195          16,142,417.00        62.77
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas     Jun 29, 2004 22:24                  Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; Ports; conforming; INVESTOR; 30yr; no 20yr;
                    CURRRATE gt 6.375; '; settles in July; '
================================================================================


--------------------------------------------------------------------------------
Seasoning                            COUNT                    UPB             %
--------------------------------------------------------------------------------
<= 0                                   197         $16,307,418.00        63.41%
1 - 1                                   63           5,021,224.00        19.53
2 - 2                                   22           1,789,919.00         6.96
3 - 3                                   17           1,787,573.00         6.95
4 - 4                                    5             424,367.00         1.65
5 - 5                                    2             158,744.00         0.62
7 - 12                                   2             226,412.00         0.88
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
Minimum:         0
Maximum:         7
Weighted Average: 1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                          COUNT                    UPB            %
--------------------------------------------------------------------------------
0 - 0                                    2            $357,742.00         1.39%
580 - 589                                2             314,731.00         1.22
590 - 599                                2             353,608.00         1.38
600 - 609                                1             110,000.00         0.43
610 - 619                                3             298,678.00         1.16
620 - 629                                8             415,888.00         1.62
630 - 639                               11             757,870.00         2.95
640 - 649                               12             884,416.00         3.44
650 - 659                               11           1,359,024.00         5.28
660 - 669                               21           1,547,421.00         6.02
670 - 679                               23           1,644,448.00         6.39
680 - 689                               20           1,559,584.00         6.06
690 - 699                               28           2,636,124.00        10.25
700 - 709                               36           2,544,330.00         9.89
710 - 719                               27           1,960,658.00         7.62
720 - 729                               32           2,934,847.00        11.41
730 - 739                               25           2,094,557.00         8.15
740 - 749                                5             363,878.00         1.42
750 - 759                               12           1,198,866.00         4.66
760 - 769                               11           1,073,337.00         4.17
770 - 779                                4             379,400.00         1.48
780 - 789                                4             514,400.00         2.00
790 - 799                                7             376,296.00         1.46
800 - 809                                1              35,550.00         0.14
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 806
Weighted Average: 700
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                  COUNT                    UPB            %
--------------------------------------------------------------------------------
20.001% - 25.000%                        1             $49,000.00         0.19%
40.001% - 45.000%                        1              33,862.00         0.13
50.001% - 55.000%                        4             412,522.00         1.60
55.001% - 60.000%                        8             679,110.00         2.64
60.001% - 65.000%                        9             945,208.00         3.68
65.001% - 70.000%                       22           2,023,498.00         7.87
70.001% - 75.000%                       23           1,840,085.00         7.16
75.001% - 80.000%                      109           9,606,780.00        37.36
80.001% - 85.000%                       13           1,120,488.00         4.36
85.001% - 90.000%                      118           9,005,105.00        35.02
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
Minimum:         23.01%
Maximum:         90.00%
Weighted Average: 80.28%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio         COUNT                    UPB            %
--------------------------------------------------------------------------------
20.001% - 25.000%                        1             $49,000.00         0.19%
40.001% - 45.000%                        1              33,862.00         0.13
50.001% - 55.000%                        4             412,522.00         1.60
55.001% - 60.000%                        8             679,110.00         2.64
60.001% - 65.000%                        9             945,208.00         3.68
65.001% - 70.000%                       22           2,023,498.00         7.87
70.001% - 75.000%                       23           1,840,085.00         7.16
75.001% - 80.000%                      108           9,460,380.00        36.79
80.001% - 85.000%                       13           1,120,488.00         4.36
85.001% - 90.000%                      119           9,151,505.00        35.59
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
Minimum: 23.01%
Maximum: 90.00%
Weighted Average: 80.34%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                  COUNT                    UPB            %
--------------------------------------------------------------------------------
<= 0.000%                              185         $14,926,565.00        58.04%
0.001% - 1.000%                          2             207,806.00         0.81
6.001% - 11.000%                         5             516,708.00         2.01
11.001% - 16.000%                        1             132,742.00         0.52
16.001% - 21.000%                        6             515,179.00         2.00
21.001% - 26.000%                        4             246,662.00         0.96
26.001% - 31.000%                        6             494,224.00         1.92
31.001% - 36.000%                       18           1,315,575.00         5.12
36.001% - 41.000%                        9             829,003.00         3.22
41.001% - 46.000%                       20           1,533,581.00         5.96
46.001% - 51.000%                       17           1,501,659.00         5.84
51.001% - 56.000%                       13           1,215,726.00         4.73
56.001% - 61.000%                       10           1,188,310.00         4.62
61.001% - 66.000%                        8             641,500.00         2.49
76.001% - 81.000%                        1             164,000.00         0.64
86.001% - 91.000%                        1              68,000.00         0.26
201.001% >=                              2             218,417.00         0.85
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 999.999%
Weighted Average: 61.267%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas     Jun 29, 2004 22:24                  Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; Ports; conforming; INVESTOR; 30yr; no 20yr;
                    CURRRATE gt 6.375; '; settles in July; '
================================================================================


--------------------------------------------------------------------------------
Geographic Concentration             COUNT                    UPB            %
--------------------------------------------------------------------------------
Florida                                 36          $3,443,842.00        13.39%
Pennsylvania                            22           1,743,224.00         6.78
California                              15           1,696,617.00         6.60
Texas                                   20           1,514,458.00         5.89
New York                                 9           1,388,684.00         5.40
Virginia                                13           1,184,343.00         4.61
New Jersey                               9             985,767.00         3.83
Illinois                                11             974,202.00         3.79
Ohio                                    14             938,869.00         3.65
Massachusetts                            6             914,546.00         3.56
Colorado                                 8             747,323.00         2.91
Georgia                                  9             712,564.00         2.77
Michigan                                11             661,805.00         2.57
Indiana                                 12             632,298.00         2.46
Oklahoma                                14             607,430.00         2.36
Missouri                                12             583,861.00         2.27
Louisiana                               10             542,445.00         2.11
Tennessee                                6             510,665.00         1.99
Arizona                                  4             495,144.00         1.93
North Carolina                           8             487,848.00         1.90
Nevada                                   3             458,714.00         1.78
Alabama                                  7             447,240.00         1.74
Connecticut                              5             434,458.00         1.69
Washington                               4             378,861.00         1.47
Delaware                                 4             376,378.00         1.46
Vermont                                  3             328,918.00         1.28
Wisconsin                                4             247,692.00         0.96
Idaho                                    2             241,800.00         0.94
Maryland                                 5             235,940.00         0.92
New Mexico                               3             234,476.00         0.91
Kentucky                                 3             223,585.00         0.87
District Of Columbia                     2             210,358.00         0.82
Rhode Island                             1             200,000.00         0.78
South Carolina                           3             187,044.00         0.73
Minnesota                                1             152,922.00         0.59
Kansas                                   3             149,428.00         0.58
Maine                                    1             135,600.00         0.53
Mississippi                              1             125,625.00         0.49
Nebraska                                 1              63,884.00         0.25
West Virginia                            1              56,950.00         0.22
Utah                                     1              41,830.00         0.16
Arkansas                                 1              18,019.00         0.07
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                       COUNT                    UPB            %
--------------------------------------------------------------------------------
States Not CA                          293         $24,019,040.00        93.40%
South CA                                12           1,385,441.00         5.39
North CA                                 3             311,176.00         1.21
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration               COUNT                    UPB            %
--------------------------------------------------------------------------------
19014                                    3            $271,495.00         1.06%
37738                                    2             264,000.00         1.03
81505                                    2             251,875.00         0.98
10314                                    1             249,547.00         0.97
33312                                    2             234,358.00         0.91
Other                                  298          24,444,382.00        95.06
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                         COUNT                    UPB            %
--------------------------------------------------------------------------------
Purchase                               185         $15,710,968.00        61.09%
Cash Out Refi                           82           6,759,697.00        26.29
Rate & Term Refi                        41           3,244,992.00        12.62
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                    COUNT                    UPB            %
--------------------------------------------------------------------------------
No                                     226         $18,955,960.00        73.71%
Yes                                     82           6,759,697.00        26.29
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                        COUNT                    UPB            %
--------------------------------------------------------------------------------
Full                                   282         $22,576,931.00        87.79%
Stated Income Full Asset                 6             872,957.00         3.39
No Doc                                   9             699,855.00         2.72
Asset Only                               3             515,220.00         2.00
Super Select                             2             357,742.00         1.39
Stated Doc                               2             239,977.00         0.93
No Ratio                                 2             218,417.00         0.85
Full Doc DU/LP                           1             166,800.00         0.65
No Income No Asset                       1              67,758.00         0.26
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                        COUNT                    UPB            %
--------------------------------------------------------------------------------
Single Family                          197         $15,601,944.00        60.67%
Two Family                              40           3,834,163.00        14.91
Pud                                     27           2,960,142.00        11.51
Condomimium                             16           1,270,228.00         4.94
Low Rise Condo (2-4 floors)             10             718,618.00         2.79
Single Family Attached                   5             315,600.00         1.23
Townhouse                                4             310,921.00         1.21
Pud Detached                             4             269,212.00         1.05
High Rise Condo (gt 8 floors)            2             164,828.00         0.64
Three Family                             2             157,381.00         0.61
Four Family                              1             112,620.00         0.44
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                            COUNT                    UPB            %
--------------------------------------------------------------------------------
Investor Occupied                      308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)          COUNT                    UPB            %
--------------------------------------------------------------------------------
0.000                                  308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
wa Term: 0.000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                         COUNT                    UPB            %
--------------------------------------------------------------------------------
Not a Balloon Loan                     308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas     Jun 29, 2004 22:24                  Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

             Available; Ports; conforming; INVESTOR; 30yr; no 20yr;
                    CURRRATE gt 6.375; '; settles in July; '
================================================================================


--------------------------------------------------------------------------------
Lien Position                        COUNT                    UPB            %
--------------------------------------------------------------------------------
1                                      308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                        COUNT                    UPB            %
--------------------------------------------------------------------------------
AMIC                                     1             $84,846.00         0.33%
Amerin                                   9             445,373.00         1.73
Assumed MI for Levels Only               2             275,035.00         1.07
GEMICO                                  20           1,575,771.00         6.13
MGIC                                    23           1,904,883.00         7.41
PMI Mortgage Insurance                  31           2,597,472.00        10.10
Radian Guaranty                          4             250,944.00         0.98
Republic Mortgage Insurance              9             565,445.00         2.20
Triad Guaranty Insurance Co.             2             176,273.00         0.69
United Guaranty                         30           2,249,551.00         8.75
LTV <=80                               177          15,590,064.00        60.62
--------------------------------------------------------------------------------
Total:                                 308         $25,715,657.00       100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas     Jun 29, 2004 22:24                  Page 4 of 4